UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)
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BANCORPSOUTH, INC.
(Name of Registrant as Specified In Its Charter)
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One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
March [•], 2007
TO THE SHAREHOLDERS OF
  BANCORPSOUTH, INC.
     On Wednesday, April 25, 2007, at 9:30 a.m. (Central Time), the annual meeting of shareholders of BancorpSouth, Inc. will be held at the BancorpSouth Arena, 375 East Main Street, Tupelo, Mississippi 38804. You are cordially invited to attend and participate in the meeting.
     Please read our enclosed Annual Report to Shareholders and the attached Proxy Statement. They contain important information about BancorpSouth and the matters to be addressed at the annual meeting.
     Whether you plan to attend the meeting or not, I urge you to vote your proxy as soon as possible to assure your representation at the meeting. For your convenience, you can vote your proxy in one of the following ways:
•	Use the Internet at the web address shown on your proxy card;

•	Use the touch-tone telephone number shown on your proxy card; or

•	Complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.
     Instructions regarding each method of voting are contained in the Proxy Statement and on the enclosed proxy card. If you attend the annual meeting and desire to vote your shares personally rather than by proxy, you may withdraw your proxy at any time before it is exercised.
     I look forward to seeing you at this year’s annual meeting.

Sincerely,

AUBREY B. PATTERSON
Chairman of the Board
and Chief Executive Officer
Enclosures:
1. Proxy Card and Business Reply Envelope
2. Householding Notice, if applicable
3. Annual Report to Shareholders
YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY BY INTERNET,
TOUCH-TONE TELEPHONE OR BY COMPLETING, SIGNING, DATING
AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY.

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 25, 2007
TO THE SHAREHOLDERS OF
   BANCORPSOUTH, INC.
     The annual meeting of shareholders of BancorpSouth, Inc. will be held on Wednesday, April 25, 2007, at 9:30 a.m. (Central Time) at the BancorpSouth Arena, 375 East Main Street, Tupelo, Mississippi 38804 for the following purposes:
(1)	To elect four directors;

(2)	To ratify the Audit Committee’s selection of the accounting firm of KPMG LLP as independent auditors of BancorpSouth, Inc. and its subsidiaries for the year ending December 31, 2007;

(3)	To approve a proposed amendment to our Restated Articles of Incorporation; and

(4)	To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
     The Board of Directors has fixed the close of business on March 5, 2007 as the record date for determining shareholders entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

AUBREY B. PATTERSON
Chairman of the Board
and Chief Executive Officer
March [•], 2007
IMPORTANT:
     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE VOTE YOUR PROXY BY INTERNET, TOUCH-TONE TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction
Nominees
Continuing Directors
Required Vote

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS

PROPOSAL 3: AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
Introduction
Amendment
Potential Anti-Takeover Effect
Required Vote

CORPORATE GOVERNANCE
Director Attendance at Board, Committee and Annual Meetings
Committees of the Board of Directors
Executive Sessions
Communications with the Board of Directors
Governance Information
Director Independence
Director Qualification Standards

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Pension Benefits
Nonqualified Deferred Compensation
Potential Payments Upon Termination or Change-in-Control
Compensation Committee Interlocks and Insider Participation

DIRECTOR COMPENSATION

AUDIT COMMITTEE REPORT

EXECUTIVE COMPENSATION AND STOCK INCENTIVE COMMITTEE REPORT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GENERAL INFORMATION
Counting of Votes
Section 16(a) Beneficial Ownership Reporting Compliance
Shareholder Nominations and Proposals
Householding of Proxy Materials and Annual Reports
Miscellaneous

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors, to be voted at our annual meeting of shareholders to be held at the BancorpSouth Arena, 375 East Main Street, Tupelo, Mississippi 38804 on April 25, 2007, at 9:30 a.m. (Central Time), for the purposes set forth in the accompanying notice, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy card are first being sent to shareholders on or about March [•], 2007.
     If your proxy is properly given and not revoked, it will be voted in accordance with the instructions, if any, given by you, and if no instructions are given, it will be voted (i) “FOR” the election as directors of the nominees listed in this Proxy Statement, (ii) “FOR” ratification of the Audit Committee’s selection of the accounting firm of KPMG LLP as independent auditors for us and our subsidiaries for the year ending December 31, 2007, (iii) “FOR” the proposed amendment to our Restated Articles of Incorporation, and (iv) in accordance with the recommendations of our Board of Directors on any other proposal that may properly come before the annual meeting.
     Shareholders are encouraged to vote their proxies by Internet, touch-tone telephone or completing, signing, dating and returning the enclosed proxy card, but not by more than one method. If you vote by more than one method, only the last vote that is submitted will be counted and each previous vote will be disregarded. Shareholders who vote by proxy using any method before the annual meeting have the right to revoke the proxy at any time before it is exercised by submitting a written request to us or by voting another proxy at a later date. The grant of a proxy will not affect the right of any shareholder to attend the meeting and vote in person. For a general description of how votes will be counted, please refer to the section below entitled “GENERAL INFORMATION – Counting of Votes.”
     Pursuant to the Mississippi Business Corporation Act and our governing documents, a proxy to vote submitted by Internet or touch-tone telephone has the same validity as one submitted by mail. To submit your proxy to vote by Internet, you need to access the website www.investorvote.com, enter the 6-digit control number found on the enclosed proxy card and follow the instructions on the website. To submit your proxy to vote by touch-tone telephone, call 1-800-652-8683, enter the 6-digit control number on the enclosed proxy card and follow the instructions. You may submit your proxy to vote by Internet or telephone at anytime until 10:59 p.m. (Central Time) on April 24, 2007 and either method should not require more than a few minutes to complete. To submit your proxy to vote by mail, please complete, sign, date and return the enclosed proxy card in the enclosed business reply envelope.
     If your shares are held in “street name” through a broker, bank or other holder of record, you will receive instructions from the registered holder that you must follow in order for your shares to be voted for you by that record holder. Each method of voting listed above is offered to shareholders who own their shares through a broker, bank or other holder of record. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that may properly come before the annual meeting.
     The close of business on March 5, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at this year’s annual meeting. As of such date, we had 500,000,000 authorized shares of common stock, $2.50 par value, of which 82,238,612 shares were outstanding. Each share of our common stock is entitled to one vote. The common stock is our only outstanding voting stock. Holders of a majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum for the transaction of business.

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction
     Our Restated Articles of Incorporation provide that the Board of Directors shall be divided into three classes of as nearly equal size as possible. Directors are elected by a plurality of the votes cast by the holders of shares of common stock represented at a meeting at which a quorum is present. The holders of our common stock do not have cumulative voting rights with respect to the election of directors. Consequently, each shareholder may cast one vote per share for each nominee.
     Unless a proxy specifies otherwise, the persons named in the proxy shall vote the shares covered by the proxy for the nominees listed below. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.
Nominees
     The Board of Directors has nominated the four individuals named below under the caption “Class III Nominees” for election as directors to serve until the annual meeting of shareholders in 2010 or until their earlier retirement in accordance with our retirement policy for directors. Our retirement policy for directors provides that a director may not stand for re-election to the Board after reaching his 70th birthday, unless the Board determines that BancorpSouth would significantly benefit from such director serving another term because of his advice, expertise and influence.
     At the end of a director’s term, the Board may, in its discretion, re-nominate that director for another term. If the Board does not re-nominate a former director for another term after his 70th birthday or such person is not re-elected by our shareholders, the person would then serve as a Director Emeritus for a one-year term, and be eligible for re-election as a Director Emeritus by the Board annually. A Director Emeritus does not have the authority of a director and does not meet with the Board, but is given this title in honor of past service.
     Each nominee has consented to be a candidate and to serve as a director if elected.
     The following table shows the names, ages, principal occupations and other directorships of the nominees designated by the Board of Directors to become directors and the year in which each nominee was first elected to the Board of Directors:
Class III Nominees – Term Expiring in 2010

			Director
Name	Age	Principal Occupation/Other Directorships	Since
Larry G. Kirk	60	Retired, Tupelo, Mississippi; Chairman of the Board and Chief Executive Officer, Hancock Fabrics, Inc., Tupelo, Mississippi (fabric retailer and wholesaler) (1996-2005)	2002

Guy W. Mitchell, III	63	Vice President and Attorney at Law, Mitchell, McNutt and Sams, P.A., Tupelo, Mississippi	2003

R. Madison Murphy	49	Director, Murphy Oil Corporation, El Dorado, Arkansas (integrated oil company); Director, Deltic Timber Corporation, El Dorado, Arkansas (timber production), Managing Member, Murphy Family Management, LLC (investments)	2000

Aubrey B. Patterson	64	Chairman of the Board and Chief Executive Officer of BancorpSouth, Inc. and BancorpSouth Bank; Director, Furniture Brands International, Inc., St. Louis, Missouri and Tupelo, Mississippi (furniture manufacturer)	1983

Continuing Directors
     Each person named below will continue to serve as a director until the annual meeting of shareholders in the year indicated for the expiration of his term. Shareholders are not voting on the election of the Class II and Class I directors listed below. The following tables show the names, ages, principal occupations and other directorships of each continuing director, and the year in which each was first elected to the Board of Directors:
Class II Directors – Term Expiring in 2008

			Director
Name	Age	Principal Occupation/Other Directorships	Since
W. G. Holliman, Jr.	69	Chairman of the Board and Chief Executive Officer, Furniture Brands International, Inc., St. Louis, Missouri and Tupelo, Mississippi (furniture manufacturer)	1994

James V. Kelley	57	Chief Operating Officer and President of BancorpSouth, Inc. and BancorpSouth Bank; Director, Murphy Oil Corporation, El Dorado, Arkansas (integrated oil company)	2000

Turner O. Lashlee	70	Chairman of the Board, Lashlee-Rich, Inc., Humboldt, Tennessee (general construction)	1992

Alan W. Perry	59	Attorney at Law, Forman, Perry, Watkins, Krutz & Tardy LLP, Jackson, Mississippi	1994
Class I Directors – Term Expiring in 2009

			Director
Name	Age	Principal Occupation/Other Directorships	Since
Hassell H. Franklin	71	Chief Executive Officer, Franklin Corp., Houston, Mississippi (furniture manufacturer)	1974

Robert C. Nolan	65	Chairman of the Board, Deltic Timber Corporation, El Dorado, Arkansas (timber production); Managing Partner, Munoco Company, El Dorado, Arkansas (oil and gas exploration and production)	2000

W. Cal Partee, Jr.	62	Partner, Partee Flooring Mill, Oil and Timber Investments, Magnolia, Arkansas (oil and lumber production)	2000

Travis E. Staub*	74	Retired, Fulton, Mississippi; Construction/engineering consultant, Fulton, Mississippi (2003-2004); Vice Chairman, JESCO, Inc., Fulton, Mississippi (construction and engineering) (1994-2003)	1975

*	Mr. Staub will retire on the date of the annual meeting of shareholders in 2008.
     Each of the nominees and continuing directors has had the principal occupation indicated for more than five years unless otherwise indicated. Messrs. Murphy and Nolan are first cousins.
Required Vote
     Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast by the holders of shares of common stock represented at the annual meeting and entitled to vote. However, pursuant to our Amended and Restated Bylaws, amended as of January 24, 2007, any nominee who receives a greater number of “withheld” votes than “for” votes shall promptly tender his resignation. The Nominating Committee will make a recommendation to the Board of Directors with respect to such offer(s) of resignation and the Board will act on such recommendation within 90 days after the shareholder vote. Any director who tenders his resignation shall not participate in the Nominating Committee recommendation or Board action regarding the resignation.
The Board of Directors recommends that shareholders vote
“FOR” each of the Class III nominees.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
     The Audit Committee of the Board of Directors selected the accounting firm of KPMG LLP as independent auditors of BancorpSouth and its subsidiaries for the year ending December 31, 2007 and seeks ratification of the selection by our shareholders. This firm has served as our independent auditors since 1973.
     In addition to rendering audit services for the year ended December 31, 2006, KPMG LLP performed various other services for us and our subsidiaries. The aggregate fees billed for the services rendered to us by KPMG LLP for the years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Audit Fees(1)	$781,000	$913,211
Audit-Related Fees(2)	68,000	45,000
Tax Fees(3)	––	127,450
All Other Fees	––	––

Total	$849,000	$1,085,661

(1)	The Audit Fees for the years ended December 31, 2006 and 2005 consisted principally of fees for professional services in connection with the audits of our consolidated financial statements and the audit of internal control over financial reporting as well as various statutory and compliance audits. The amount shown for 2005 includes $144,711 related to the final bill for audit services rendered in 2004.

(2)	The Audit-Related Fees for the years ended December 31, 2006 and 2005 consisted principally of fees for audits of financial statements of the BancorpSouth, Inc. Amended and Restated Salary Deferral – Profit Sharing Employee Stock Ownership Plan.

(3)	Tax Fees for the years ended December 31, 2006 and 2005 consisted of fees for tax consultation and tax compliance services.
     All audit and non-audit services performed by KPMG LLP must be pre-approved by the Audit Committee. The Audit Committee specifically reviews and pre-approves each audit and non-audit service provided by KPMG LLP prior to its engagement to perform such services. The Audit Committee has not adopted any other pre-approval policies or procedures.
     Shareholder ratification of the Audit Committee’s selection of KPMG LLP as our independent auditors for the year ending December 31, 2007 is not required by our Amended and Restated Bylaws or otherwise. Nonetheless, the Board of Directors has elected to submit the selection of KPMG LLP to our shareholders for ratification. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares of our common stock represented at the meeting and entitled to vote at the annual meeting. If the selection of KPMG LLP as our independent auditors for the year ending December 31, 2007 is not ratified, the matter will be referred to the Audit Committee for further review.
     Representatives of KPMG LLP will be at the annual meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.
The Board of Directors recommends that shareholders vote “FOR”
ratification of the selection of KPMG LLP as our independent auditors for 2007.

PROPOSAL 3: AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
Introduction
     On January 24, 2007, the Board of Directors unanimously adopted a bylaw provision that requires any of our directors who receives a greater number of “withheld” votes than “for” votes in an uncontested election to resign. As a result, a vacancy could arise on the Board if any director fails to receive more “for” votes than “withheld” votes in an election at an annual meeting. Currently, Article 6(a) of our Restated Articles of Incorporation provides that a vacancy “shall be filled by vote of the shareholders and the term of any such director shall be for the balance of the term of the retiring director’s class.” Therefore, any vacancy resulting from a director failing to receive enough “for” votes could not be filled unless a special meeting of shareholders was called to fill the vacancy or until the election at the next annual meeting. To avoid the expense of calling a special meeting of shareholders or waiting until the next annual meeting, the Board of Directors unanimously adopted, subject to shareholder approval, the proposed amendment to our Restated Articles of Incorporation to permit the directors to fill a vacancy on the Board.
Amendment
     The proposed amendment to our Restated Articles of Incorporation states that if a vacancy occurs on the Board of Directors for any reason, the Board may fill the vacancy or the Board may instead elect to not fill the vacancy or have the vacancy filled by a vote of the shareholders at a regular or special meeting. The amendment also corrects an error in a statutory reference in Article 9(a) of the Restated Articles of Incorporation. The complete text of the amendment is attached as Appendix A to this Proxy Statement and this summary is qualified in its entirety by reference to Appendix A, which is incorporated herein by reference in its entirety.
     Based on this amendment, if a vacancy arises because a director fails to receive more “for” votes than “withheld” votes in an uncontested election, the Board could (i) appoint a director to fill the vacancy, (ii) leave the position vacant until the election of directors at the next annual meeting or (iii) call a special meeting for shareholders to vote on another nominee to fill the vacancy. The amendment creates greater flexibility in filling a vacancy than our Restated Articles of Incorporation currently permit. Pursuant to Section 79-4-8.05(d) of the Mississippi Code Annotated, the term of the director that is elected or appointed to fill the vacancy would expire at the next annual meeting of shareholders at which directors are elected.
     Pursuant to Section 79-4-8.10(a)(2) of the Mississippi Code Annotated, unless the articles of incorporation provide otherwise, either the Board of Directors or the shareholders may fill a vacancy arising on the Board. Management believes that the amendment is closer to the default provision under Mississippi law than our current Restated Articles of Incorporation because the amendment authorizes the Board to determine whether either the Board or the shareholders may fill a vacancy whereas under our current Restated Articles of Incorporation, only the shareholders may fill a vacancy. However, unlike the default statutory provision, the amendment would not permit the shareholders to fill a vacancy unless the Board first authorizes and prompts such action.
Potential Anti-Takeover Effect
     Although the proposed amendment to the Restated Articles of Incorporation could, under certain circumstances, have an anti-takeover effect, it is not being proposed in response to any effort to obtain control of BancorpSouth. If the amendment is approved and, for example, the shareholders were to cast more “withheld” votes than “for” votes for the director nominees as part of a plan to appoint new directors and/or change the control of BancorpSouth, the remaining directors could appoint their own candidates to fill the resultant vacancies, preventing shareholder nominees from being elected to the Board, whereas under the terms of our current Restated Articles of Incorporation, the shareholders could fill such vacancies with their nominees.
     Other than the proposed amendment, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Restated Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of BancorpSouth. Our Restated Articles of Incorporation currently contain other provisions that have an anti-takeover effect, such as provisions creating a classified board of directors and requiring a supermajority vote of shareholders for the approval of certain mergers.

Required Vote
     Assuming the presence of a quorum, the affirmative vote of the majority of the shares of our common stock represented at the annual meeting and entitled to vote is required to approve the proposed amendment to our Restated Articles of Incorporation.
     If the proposed amendment to our Restated Articles of Incorporation is approved, we intend to file the amendment shortly after the annual meeting. The amendment to our Restated Articles of Incorporation will be effective immediately upon acceptance of the filing by the Mississippi Secretary of State.
The Board of Directors recommends that shareholders vote “FOR”
approval of the proposed amendment to our Restated Articles of Incorporation.

CORPORATE GOVERNANCE
Director Attendance at Board, Committee and Annual Meetings
     During 2006, our Board of Directors held seven meetings. Each director attended at least 75% of the total of all meetings of the Board of Directors and all committees on which such director served, except Mr. Nolan, who attended 71% of the total of all meetings of the Board of Directors and all committees on which he served (but attended 100% of all meetings of the Board of Directors). BancorpSouth encourages its Board members to attend the annual meeting of shareholders. In 2006, all of our directors attended the annual meeting of shareholders.
Committees of the Board of Directors
     The Board of Directors has established four standing committees – the Executive Committee, the Audit Committee, the Executive Compensation and Stock Incentive Committee and the Nominating Committee. A copy of the charter of each of these committees, except for the Executive Committee, is available on our website at www.bancorpsouthonline.com on our Investor Relations webpage under the caption “Corporate Governance.”
     The following table shows the current membership of each committee of the Board of Directors:

Executive
Compensation
	Executive	Audit	and Stock Incentive	Nominating
Director	Committee	Committee	Committee	Committee
Hassell H. Franklin	X		X	Chair
W. G. Holliman, Jr.	X			X
James V. Kelley	X
Larry G. Kirk		Chair
Turner O. Lashlee	X		X	X
Guy W. Mitchell, III
R. Madison Murphy		X
Robert C. Nolan	X		X	X
W. Cal Partee, Jr.		X
Aubrey B. Patterson	Chair
Alan W. Perry
Travis E. Staub	X		Chair	X
     Executive Committee. The Executive Committee acts on behalf of the Board of Directors on all matters concerning the management and conduct of our business and affairs, except those matters enumerated in the Executive Committee Charter and those matters reserved to the Board of Directors under state law. Generally, the Executive Committee meets monthly. The Executive Committee held eight meetings during 2006.
     Audit Committee. The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)58(A) of the Securities Exchange Act of 1934 that is responsible for, among other things:
•	monitoring the integrity of our financial statements, our compliance with legal and regulatory requirements and our financial reporting process and systems of internal controls;

•	monitoring the work of the Audit/Loan Review Committee of BancorpSouth Bank;

•	evaluating the independence and qualifications of our independent auditors;

•	evaluating the performance of our independent auditors and our internal auditing department;

•	providing an avenue of communication among the independent auditors, management, our internal audit department, our subsidiaries and our Board of Directors; and

•	selecting, engaging, overseeing, evaluating and determining the compensation of our independent auditors.
This committee’s performance is evaluated annually. The Board of Directors has determined that each member of the Audit Committee is independent under the listing standards of the New York Stock Exchange. Our Board of Directors has also determined that each of Messrs. Kirk and Murphy is an “audit committee financial expert” as defined in regulations adopted by the Securities and Exchange Commission. The Audit Committee held 13 meetings during 2006.
     Executive Compensation and Stock Incentive Committee. The Charter of the Executive Compensation and Stock Incentive Committee was amended and restated as of March 21, 2007. Pursuant to this amended and restated charter, the Executive Compensation and Stock Incentive Committee reviews corporate goals and objectives relevant to the compensation of our Named Executive Officers (as identified in the section below entitled “EXECUTIVE COMPENSATION – Summary Compensation Table”), evaluates the performance of our Named Executive Officers and determines, after consultation with our other independent directors, the salary, benefits and other compensation of our Named Executive Officers. After consultation with management, this committee makes recommendations to the Board of Directors with respect to the salaries, benefits and other compensation of our executive officers other than the Named Executive Officers. Pursuant to the amended and restated charter, the committee reviews and approves at least annually the compensation paid to non-employee directors and reviews and recommends to the Board for approval in advance all “related person” transactions between us and any of our “related persons.” The committee, or a subcommittee thereof, also administers our 1995 Non-Qualified Stock Option Plan for Non-Employee Directors, as amended and restated, Home Office Incentive Plan, 1994 Stock Incentive Plan, as amended and restated, 1998 Stock Option Plan and Executive Performance Incentive Plan.
     This committee has the sole authority to retain, at BancorpSouth’s expense, any compensation consultant to assist in the evaluation of executive officer compensation and to approve such consultant’s fees and other retention terms. In addition, the committee also has authority to obtain advice and assistance from internal or external legal, accounting or other advisors as it deems necessary to carry out its duties, at BancorpSouth’s expense, without prior approval of the Board of Directors or management.
     The activities of this committee must be conducted in accordance with the policies and principles set forth in our Corporate Governance Principles and this committee’s performance is evaluated annually. On occasion, the Chief Executive Officer attends Executive Compensation and Stock Incentive Committee meetings. The Chief Executive Officer provides information to the Executive Compensation and Stock Incentive Committee concerning the executive officers, discusses performance measures relating to executive officer compensation and makes recommendations to the Executive Compensation and Stock Incentive Committee concerning the compensation of the executive officers. The Board of Directors has determined that each committee member is independent under the listing standards of the New York Stock Exchange. This committee held three meetings during 2006.
     In 2006, the Executive Compensation and Stock Incentive Committee engaged the compensation consulting firm of Watson Wyatt Worldwide to review our compensation programs and provide advice with respect to the aggregate level of our executive compensation as well as the mix of elements used to compensate our executive officers. In addition to its engagement as a consultant to the Executive Compensation and Stock Incentive Committee, Watson Wyatt provided substantial advisory and actuarial services with respect to our pension plans and other employee benefits and compensation programs.
     In performing its services, Watson Wyatt interacted collaboratively with the Executive Compensation and Stock Incentive Committee and senior management. In the past, Watson Wyatt has also provided services that resulted in the addition of equity-based incentives that have been added to our compensation programs to ensure appropriate focus on long-term performance and objectives.
     Nominating Committee. The Nominating Committee identifies and recommends to the Board nominees for election to the Board consistent with criteria approved by the Board, and recommends to the Board of Directors nominees for election to the Board and for appointment to its committees. This committee also developed and recommended to the Board of Directors our Corporate Governance Principles. In addition, this committee oversees the evaluation of the Board and management. This committee’s performance is evaluated annually. The Board of

Directors has determined that each committee member is independent under the listing standards of the New York Stock Exchange. The Nominating Committee held five meetings during 2006.
Executive Sessions
     In order to promote open discussion among the non-management directors, we schedule regular executive sessions in which those directors meet without management participation. Unless a majority of the Board of Directors designates a presiding director, the Chairman of the Nominating Committee, currently Mr. Franklin, presides at these meetings. In addition, an executive session of independent (as defined in the listing standards of the New York Stock Exchange), non-management directors is held at least twice each year.
Communications with the Board of Directors
     You may send communications to the Board of Directors, the presiding director of the non-management directors, the non-management directors as a group or any individual director by writing to the Board of Directors or an individual director in care of the Corporate Secretary at One Mississippi Plaza, 201 South Spring Street, Tupelo, Mississippi 38804. The Corporate Secretary will directly forward written communications addressed to the entire Board of Directors to the Chairman of the Nominating Committee, written communications addressed to the non-management directors to the non-management directors and all other written communications to the individual director(s) to whom they are addressed.
Governance Information
     In addition to the committee charters described above, our Corporate Governance Principles and our Code of Business Conduct and Ethics are available on our website at www.bancorpsouthonline.com on our Investor Relations webpage under the caption “Corporate Governance.” These materials, including the committee charters described above, are also available in print to any shareholder upon request. Such requests should be sent to the following address:
BancorpSouth, Inc.
One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
Attention: Corporate Secretary
Director Independence
     The Board of Directors reviews the independence of all directors and affirmatively makes a determination as to the independence of each director on an annual basis. No director will qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with BancorpSouth (either directly or as a partner, shareholder or officer of an organization that has a relationship with BancorpSouth). In each case, the Board of Directors broadly considers all relevant facts and circumstances when making independence determinations. To assist the Board of Directors in determining whether a director is independent, the Board of Directors has adopted Director Independence Standards, which are attached as Appendix B to this Proxy Statement and are also available on our website at www.bancorpsouthonline.com on our Investor Relations webpage under the caption “Corporate Governance.” The Board of Directors has determined that each of Messrs. Franklin, Holliman, Kirk, Lashlee, Mitchell, Murphy, Nolan, Partee and Staub, a majority of our Board members, meets these standards as well as the current listing standards of the New York Stock Exchange for independence.
Director Qualification Standards
     The Nominating Committee and our Chief Executive Officer actively seek individuals qualified to become members of our Board of Directors for recommendation to our Board of Directors and shareholders. The Nominating Committee considers nominees proposed by our shareholders to serve on our Board of Directors that are properly submitted in accordance with our Amended and Restated Bylaws. In recommending candidates and evaluating shareholder nominees for our Board of Directors, the Nominating Committee considers each candidate’s qualification regarding independence, as well as diversity of age, ownership, influence and skills such as understanding of financial services industry issues, all in the context of an assessment of the perceived needs of BancorpSouth at that point in time. A copy of our director qualifications is set forth in our Corporate Governance Principles, which are available on our website at www.bancorpsouthonline.com on our Investor Relations webpage under the caption “Corporate Governance.” The Nominating Committee meets at least annually with our Chief Executive Officer to discuss the qualifications of potential new members of our Board of Directors. After consulting with our Chief Executive Officer, the Nominating Committee recommends the director nominees to the Board of Directors for their approval. We have not paid any third-party fee to assist the Nominating Committee in the director nomination process to date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The table below sets forth certain information, as of January 31, 2007, with respect to the beneficial ownership of common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each director and nominee, (iii) each of our Named Executive Officers identified in the section below entitled “EXECUTIVE COMPENSATION – Summary Compensation Table” and (iv) all of our directors and executive officers as a group. The statute governing Mississippi state banks and our Amended and Restated Bylaws require our directors to hold $200 in par value (i.e., 80 shares) of our common stock. The number of shares of common stock owned by each director reflected in the table includes such shares. We relied on information supplied by our directors, executive officers and beneficial owners for purposes of this table.

	Amount and Nature of		Percent of
Name of Beneficial Owner**	Beneficial Ownership(1)		Class
BancorpSouth, Inc. Amended and Restated Salary Deferral – Profit Sharing Employee Stock
Ownership Plan	6,498,446		8.00%
L. Nash Allen, Jr.	184,125			*
W. Gregg Cowsert	149,054			*
Hassell H. Franklin	1,052,146		1.33
W. G. Holliman, Jr.	667,732	(2)		*
James V. Kelley	340,396			*
Larry G. Kirk	24,460			*
Turner O. Lashlee	96,182			*
Guy W. Mitchell, III	32,243			*
R. Madison Murphy	451,709	(3)		*
Robert C. Nolan	624,040	(4)		*
W. Cal Partee, Jr.	304,532	(5)		*
Aubrey B. Patterson	1,054,217	(6)	1.33
Alan W. Perry	71,202			*
Michael L. Sappington	94,204			*
Travis E. Staub	87,723	(7)		*
All directors and executive officers as a group (20 persons)	5,658,500		7.15

*	Less than 1%.

**	The address of each person or entity listed is c/o BancorpSouth, Inc., One Mississippi Plaza, 201 South Spring Street, Tupelo, Mississippi 38804.

(1)	Beneficial ownership is deemed to include shares of common stock that an individual has a right to acquire within 60 days after January 31, 2007, including upon the exercise of options granted under our various equity incentive plans described above in the section entitled “CORPORATE GOVERNANCE – Committees of the Board of Directors – Executive Compensation and Stock Incentive Committee” as follows:

Common Stock Underlying Options
Name	Exercisable within 60 Days
L. Nash Allen, Jr.	101,000
W. Gregg Cowsert	117,000
Hassell H. Franklin	30,762
W. G. Holliman, Jr.	26,400
James V. Kelley	211,500
Larry G. Kirk	14,400
Turner O. Lashlee	30,762
Guy W. Mitchell, III	10,800
R. Madison Murphy	18,000
Robert C. Nolan	18,000
W. Cal Partee, Jr.	18,000
Aubrey B. Patterson	627,618
Alan W. Perry	30,762
Michael L. Sappington	37,000
Travis E. Staub	26,400

These shares are deemed to be outstanding for the purposes of computing the “percentage of class” for that individual, but are not deemed outstanding for the purposes of computing the percentage of any other person.

Information in the table for individuals also includes shares held in our Amended and Restated Salary Deferral – Profit Sharing Employee Stock Ownership Plan, also referred to as the 401(k) Plan, and in individual retirement accounts for which the shareholder can direct the vote. Except as indicated in the footnotes to this table, each person listed has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by him pursuant to applicable law.

(2)	Includes 132,863 shares owned by Mr. Holliman’s wife, of which Mr. Holliman disclaims beneficial ownership.

(3)	Includes 19,087 shares held in trusts of which Mr. Murphy is the trustee for the benefit of his minor children, of which Mr. Murphy disclaims beneficial ownership, 15,964 shares held in trusts of which other persons are the trustees for the benefit of Mr. Murphy’s minor children, of which Mr. Murphy disclaims beneficial ownership, 9,735 shares owned by Mr. Murphy’s wife, of which Mr. Murphy disclaims beneficial ownership, 48,288 shares beneficially owned in trusts of which Mr. Murphy is not a trustee but has residuary interests, and 248,861 shares held by a limited partnership that is controlled by a limited liability company of which Mr. Murphy is a member.

(4)	Includes 4,277 shares owned by Mr. Nolan’s wife, of which Mr. Nolan disclaims beneficial ownership, and 426,319 shares held in trusts of which Mr. Nolan is the co-trustee for the benefit of nieces, nephews, children and lineal descendants of the four co-trustees, of which Mr. Nolan disclaims beneficial ownership.

(5)	Includes 330 shares owned by Mr. Partee’s wife, of which Mr. Partee disclaims beneficial ownership, and 5,208 shares held by Mr. Partee’s wife as custodian for the benefit of Mr. Partee’s children, of which Mr. Partee disclaims beneficial ownership.

(6)	Includes 14,000 shares beneficially owned by Mr. Patterson pursuant to the Stock Bonus Agreement between BancorpSouth and Mr. Patterson, dated January 20, 1998, as amended, over which he exercises voting power but has no right to transfer until released from escrow.

(7)	Includes 13,841 shares owned by Mr. Staub’s wife, of which Mr. Staub disclaims beneficial ownership.

COMPENSATION DISCUSSION AND ANALYSIS
[To be provided in Definitive Proxy Statement.]

EXECUTIVE COMPENSATION
[To be provided in Definitive Proxy Statement.]

DIRECTOR COMPENSATION
[To be provided in Definitive Proxy Statement.]

AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of Directors consists of three directors, each of whom is “independent” as defined by the listing standards of the New York Stock Exchange. The Audit Committee held 13 meetings in 2006. These meetings facilitated communication with senior management, the internal auditors and BancorpSouth’s independent auditors. During 2006, the Audit Committee held discussions with the internal and independent auditors, both with and without management present, on the results of their examinations and the overall quality of BancorpSouth’s financial reporting and internal controls.
     The role and responsibilities of the Audit Committee are set forth in an Amended and Restated Charter adopted by the Board of Directors, a copy of which is available on our website at www.bancorpsouthonline.com on our Investor Relations webpage under the caption “Corporate Governance.” In fulfilling its responsibilities, the Audit Committee:
•	Reviewed and discussed with management BancorpSouth’s audited consolidated financial statements for the year ended December 31, 2006 and BancorpSouth’s unaudited quarterly consolidated financial statements during 2006 (including the disclosures contained in BancorpSouth’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”);

•	Discussed with KPMG LLP, BancorpSouth’s independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61, as amended, both with and without management present; and

•	Received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and discussed with KPMG LLP their independence.
     Based on the Audit Committee’s review and discussions as described above, and in reliance thereon, the Audit Committee recommended to BancorpSouth’s Board of Directors that our audited consolidated financial statements for the year ended December 31, 2006 be included in BancorpSouth’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee:

Larry G. Kirk (Chairman)
R. Madison Murphy
W. Cal Partee, Jr.
     The information contained in this report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A other than as provided in SEC Regulation S-K, Item 407(d)(5), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that BancorpSouth specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION AND STOCK INCENTIVE COMMITTEE REPORT
     The Executive Compensation and Stock Incentive Committee has reviewed and discussed the Compensation Discussion and Analysis required by SEC Regulation S-K, Item 402(b) with management. Based on such review and discussions, the Executive Compensation and Stock Incentive Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in BancorpSouth’s Annual Report on Form 10-K for the year ended December 31, 2006.

Executive Compensation and Stock Incentive Committee:

Travis E. Staub (Chairman)
Hassell H. Franklin
Robert C. Nolan
Turner O. Lashlee
[ • ], 2007
     The information contained in this report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A other than as provided in SEC Regulation S-K, Item 407(e)(5), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that BancorpSouth specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     BancorpSouth Bank, our wholly-owned subsidiary, conducts banking transactions in the ordinary course of business with our officers and directors and their associates, affiliates and family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with persons not related to BancorpSouth and which do not involve more than the normal risk of collectibility or present other unfavorable features. While certain provisions of the Sarbanes-Oxley Act of 2002 generally prohibit us from making personal loans to our directors and executive officers, it permits BancorpSouth Bank and certain of our other subsidiaries to make loans to our directors and executive officers so long as these loans are on non-preferential terms. During the year ended December 31, 2006, BancorpSouth Bank made loans to our directors and executive officers and their family members that (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to BancorpSouth Bank, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.
     Pursuant to its amended and restated charter, the Executive Compensation and Stock Incentive Committee reviews and recommends to the Board for approval in advance all “related person” or affiliate transactions between us or BancorpSouth Bank and any of their “related persons” or affiliates, or transactions in which any of such persons directly or indirectly is interested or benefited.
     During 2006, Laura Staub Young, the daughter of director Travis E. Staub, was employed by BancorpSouth Bank as First Vice President, Student Loan Manager. Clayton H. Patterson, the son of Chairman of the Board and Chief Executive Officer Aubrey B. Patterson, was employed by BancorpSouth Bank as a Vice President during 2006. Also, James Kevin Martin, the son-in-law of Aubrey B. Patterson, was employed as an Administration Officer for Network Services of BancorpSouth Bank in 2006. During 2006, each of Ms. Young, Mr. Patterson and Mr. Martin was paid an aggregate amount of salary and bonus less than $120,000 and received other benefits comparable to those received by employees having similar positions. The compensation of each was established by BancorpSouth Bank in accordance with its employment and compensation practices applicable to employees holding comparable positions.

GENERAL INFORMATION
Counting of Votes
     All matters specified in this Proxy Statement that are to be voted on at the annual meeting will be voted upon by ballot. Inspectors of election will be appointed, among other things, to determine the number of shares outstanding, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes on ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. Each proposal presented herein to be voted on at the annual meeting must be approved by the affirmative vote of the holders of the number of shares described under each such proposal. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote “for” or “against” and will be disregarded in the calculation of a plurality or of “votes cast.” Abstentions will, however, have the effect of a vote “against” those matters that require approval by a majority of the shares represented at the meeting and entitled to vote.
     Inspectors of election will treat shares referred to as “broker non-votes” (i.e., shares held of record by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the outstanding shares of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. These officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms and certain other forms that they file. There are specific due dates for these reports, and we are required to report in this Proxy Statement any failure to file reports as required for 2006. Based solely upon a review of the applicable filings on the Securities and Exchange Commission’s EDGAR website, copies of reports furnished to us and written representations that no other reports were required, we believe that these reporting and filing requirements were complied with for 2006.
Shareholder Nominations and Proposals
     Shareholders who would like to recommend director nominees or make a proposal for consideration at the 2008 annual meeting of shareholders should submit the nomination or proposal, along with proof of ownership of our common stock in accordance with Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, in writing and mailed to the Corporate Secretary at the address listed below. We must receive all such nominations and proposals not later than November 24, 2007 in order for the nomination or proposal to be included in our proxy statement. Shareholder nominations and proposals submitted after November 24, 2007 but before December 24, 2007 will not be included in our proxy statement, but may be included in the agenda for our 2008 annual meeting if submitted to our Corporate Secretary at the address listed below and if such nomination or proposal includes:
•	the name and address of the shareholder;

•	the class and number of shares of common stock held of record and beneficially owned by such shareholder;

•	the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of common stock are registered on our stock transfer books;

•	a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice;

•	a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders;

•	any personal or other material interest of the shareholder in the business to be submitted;

•	as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	all other information relating to the nomination or proposed business that may be required to be disclosed under applicable law.
In addition, a shareholder seeking to submit such nominations or business at the meeting shall promptly provide any other information we reasonably request. Such notice shall be sent to the following address:
BancorpSouth, Inc.
One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
Attention: Corporate Secretary
Any nomination for director or other proposal by a shareholder that is not timely submitted and does not comply with these notice requirements will be disregarded and, upon the instructions of the presiding officer of the annual meeting, all votes cast for each such nominee and such proposal will be disregarded.
     The individuals named as proxies on the proxy card for our 2008 annual meeting of shareholders will be entitled to exercise their discretionary authority in voting proxies on any shareholder proposal that is not included in our proxy statement for the 2008 annual meeting, unless we receive notice of the matter to be proposed not earlier than November 24, 2007 nor later than December 24, 2007 and in accordance with the requirements listed above. Even if proper notice is received within such time period, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of the proposal and how the proxies intend to exercise their discretion to vote on these matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.
Householding of Proxy Materials and Annual Reports
     The SEC rules regarding delivery of proxy statements and annual reports may be satisfied by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders. This method of delivery is referred to as “householding” and can result in meaningful cost savings for us. In order to take advantage of this opportunity, we may deliver only one proxy statement and annual report to certain multiple shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. Shareholders who participate in householding, however, will continue to receive separate proxy cards. We undertake to deliver promptly upon request a separate copy of the proxy statement and/or annual report, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. If you hold our common stock as a registered shareholder and prefer to receive separate copies of a proxy statement and/or annual report either now or in the future, please call 1-800-568-3476 or send a written request to:

BancorpSouth, Inc.
One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
Attention: Corporate Secretary
     If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank. Shareholders who share an address and are receiving multiple copies of proxy statements and annual report and would prefer to receive a single copy of such material, either now or in the future, can request delivery of a single copy of a proxy statement and/or annual report by calling 1-800-568-3476 or sending a written request to the address above.
Miscellaneous
     We will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares of common stock in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of our directors, officers and employees may, without any additional compensation, solicit proxies in person or by telephone.
     Our management is not aware of any matters other than those described above which may be presented for action at the annual meeting. If any other matters properly come before the annual meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies, subject to the direction of our Board of Directors.
     A copy of our 2006 Annual Report to Shareholders has been mailed to all shareholders entitled to notice of and to vote at the annual meeting.
     A copy of our Annual Report on Form 10-K for the year ended December 31, 2006 will be furnished without charge to any shareholder who requests such report by sending a written request to:
BancorpSouth, Inc.
One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi 38804
Attention: Corporate Secretary
     A copy of our Form 10-K may also be obtained without charge on our website at www.bancorpsouthonline.com on our Investor Relations webpage under the caption “SEC Filings” and through the SEC’s website at www.sec.gov.

BANCORPSOUTH, INC.

AUBREY B. PATTERSON
Chairman of the Board
and Chief Executive Officer
March [•], 2007

APPENDIX A
AMENDMENT TO ARTICLES OF INCORPORATION OF
BANCORPSOUTH, INC.
     To the Secretary of State of the State of Mississippi:
     Pursuant to the provisions of Section 79-4-10.06 of the Mississippi Business Corporation Act, BancorpSouth, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Mississippi, hereby amends its Restated Articles of Incorporation as follows:
     (1) The name of the Corporation is BancorpSouth, Inc.
     (2) The fourth sentence of Article 6(a) of the Corporation’s Restated Articles of Incorporation is deleted in its entirety and the following inserted in lieu thereof:
“If a vacancy occurs on the Board of Directors for any reason, including a vacancy resulting from an increase in the number of directors, the Board of Directors may fill the vacancy, provided that the Board of Directors may elect instead to (i) not fill the vacancy or (ii) have the vacancy filled by vote of the shareholders at any regular or special meeting of the shareholders.”
     (3) The cite to Section 79-4-8.53(1) of the Mississippi Business Corporation Act in the second to last sentence of Article 9(a) shall be replaced with the following cite:
“Section 79-4-8.53(a)(1)”
     (4) This amendment was duly adopted by the shareholders of the Corporation at a meeting held on April 25, 2007. The Corporation’s common stock is its only class of outstanding shares, each of the                      outstanding shares of which is entitled to one vote separately on the amendment. The holders of                      shares of common stock were indisputably represented at the meeting,                      shares of common stock were cast for the amendment, and the number cast for the amendment was sufficient for approval of the amendment.
Dated:                     , 2007

Aubrey B. Patterson
Chairman of the Board and
Chief Executive Officer

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APPENDIX B
BANCORPSOUTH, INC.
DIRECTOR INDEPENDENCE STANDARDS
     The Board of Directors of BancorpSouth, Inc., through its Nominating Committee, on an annual basis, reviews the independence of all directors, affirmatively makes a determination as to the independence of each director and discloses the basis for those determinations. No director will qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with BancorpSouth (either directly or as a partner, shareholder or officer of an organization that has a relationship with BancorpSouth). In each case, the Board will broadly consider all relevant facts and circumstances when making independence determinations. To assist the Board in determining whether a director is independent, the Board of Directors shall consider the standards set forth below. In addition to the independence determinations referenced above, BancorpSouth may also have to disclose other relationships pursuant to Securities and Exchange Commission and/or New York Stock Exchange rules and regulations.
Employment.
I.	A director will not be considered independent if, within the preceding three years:
•	the director was employed by BancorpSouth; provided, however, that employment as an interim Chairman or Chief Executive Officer or other executive officer will not disqualify a director from being considered independent following that employment;

•	an immediate family member of the director was employed by BancorpSouth as an executive officer;

•	the director was (but is no longer) a partner or employee of a firm that is BancorpSouth’s internal or external auditor and personally worked on BancorpSouth’s audit within that time;

•	an immediate family member of the director was (but is no longer) a partner or employee of a firm that is BancorpSouth’s internal or external auditor and personally worked on BancorpSouth’s audit within that time;

•	the director was employed as an executive officer of another company at the same time when a present BancorpSouth executive officer served on that company’s compensation committee; or

•	an immediate family member of the director was employed as an executive officer of another company at the same time when a present BancorpSouth executive officer served on that company’s compensation committee.
II.	A director will not be considered independent if:
•	the director or an immediate family member is a current partner of a firm that is BancorpSouth’s internal or external auditor;

•	the director is a current employee of a firm that is BancorpSouth’s internal or external auditor; or

•	the director has an immediate family member who is a current employee of a firm that is BancorpSouth’s internal or external auditor and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice.
Compensation. A director will not be considered independent if, within the preceding three years, the director, or his or her immediate family member, receives more than $100,000 during any twelve-month period in direct compensation from BancorpSouth, other than director and committee fees and pension or other forms of deferred

B-1

compensation for prior service (provided such service is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or Chief Executive Officer or other executive officer will not be considered in determining independence under this test. Compensation received by an immediate family member for service as an employee of BancorpSouth (other than an executive officer) will not be considered in determining independence under this test.
Audit Committee members will not be considered independent if he or she, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee, (i) accepts directly or indirectly any consulting, advisory or other compensatory fee from BancorpSouth or any of its subsidiaries or (ii) is an affiliated person of BancorpSouth or any of its subsidiaries. For purposes of this paragraph, compensatory fees do not include, however, the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with BancorpSouth; provided that such compensation is not contingent in any way on continued service. An Audit Committee member that sits on the Board of Directors of BancorpSouth and one of its subsidiaries may be considered independent, even though he or she would be deemed to be an affiliate of a subsidiary of BancorpSouth, if he or she, except for being a director on each such Board of Directors, otherwise meets the independence requirements set forth above in this paragraph for each such entity, including the receipt of only ordinary-course compensation for serving as a member of the Board of Directors, Audit Committee or any other Board Committee of each such entity.
Customer Relationships. A director will not fail to be considered independent solely as a result of lending relationships, deposit relationships or other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment banking, investment management, custodial, securities brokerage, cash management and similar services) between BancorpSouth and its subsidiaries, on the one hand, and the director or a company in which the director is affiliated by reason of being a director, officer or a significant shareholder thereof, on the other, provided that:
•	such relationships are in the ordinary course of business of BancorpSouth and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

•	with respect to extensions of credit by BancorpSouth or its subsidiaries to such director, company or its subsidiaries:
º	such extensions of credit have been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve, Sections 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities Exchange Act of 1934; and

º	no event of default has occurred under the extension of credit.
Business Relationships. A director will not be considered independent if the director is a current employee, or any immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, BancorpSouth for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues. Contributions to tax exempt organizations are not considered “payments” for purposes of these standards; provided, however, that a director will not be considered independent if the Board determines that a director has had a material relationship with BancorpSouth within the preceding three years due to charitable contributions made by BancorpSouth to a charitable organization in which a director serves as an executive officer.
Definitions. For purposes of these independence standards, “immediate family members” of a director include the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director’s home. The Board of Directors of BancorpSouth need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

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Admission Ticket
Electronic Voting Instructions
You can vote by Internet or telephone.
Available 24 hours a day, 7 days a week.
You may vote by mail by returning the proxy card below or you may choose one of the two voting methods outlined below.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 10:59 p.m., Central Time, on April 24, 2007.
Vote by Internet
• Log on to the Internet and go to
www.investorvote.com
· Follow the simple instructions to record your vote.
Vote by telephone
• Call toll-free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch-tone telephone. There is NO CHARGE to you for the call.
· Follow the simple instructions to record your vote.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU DO NOT VOTE VIA THE INTERNET OR TELEPHONE, PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	01 — Larry G. Kirk	02 — Guy W. Mitchell, III	03 — R. Madison Murphy	04 — Aubrey B. Patterson

[ ] Mark here to vote FOR all nominees	[ ] Mark here to WITHHOLD vote from all nominees	[ ] For All Except -	To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

2.	To ratify the appointment of KPMG LLP as independent auditors of BancorpSouth, Inc. and its subsidiaries for the year ending December 31, 2007.	For [ ]	Against [ ]	Abstain [ ]

3.	To approve the proposed amendment to BancorpSouth’s Restated Articles of Incorporation.	For [ ]	Against [ ]	Abstain [ ]

B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign your name as it appears on this proxy card. In case of multiple or joint ownership, all must sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

YOUR VOTE IS IMPORTANT
If you do not vote by telephone or Internet, please vote, sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to
Computershare Investor Services,
P.O. Box 43102, Providence, RI 02940, so that your shares may be represented at the annual meeting.

Proxy — BANCORPSOUTH, INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on April 25, 2007.
The signator on the other side of this card hereby appoints W.G. Holliman, Turner O. Lashlee and Alan W. Perry, or any of them, as proxies, with full powers of substitution and resubstitution, to vote all of the shares of BancorpSouth, Inc. common stock which the signator on the other side of this card is entitled to vote at the annual meeting of shareholders of BancorpSouth, Inc. to be held at BancorpSouth Arena, 375 East Main Street, Tupelo, Mississippi on Wednesday, April 25, 2007, at 9:30 a.m. (Central Time), and at any adjournment thereof.
This proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, the named proxies will vote (1) FOR the election as directors of the nominees named on the other side of this card; (2) FOR ratification of the Audit Committee’s selection and appointment of the accounting firm of KPMG LLP as independent auditors of BancorpSouth, Inc. and its subsidiaries for the year ending December 31, 2007; (3) FOR the proposed amendment to BancorpSouth’s Restated Articles of Incorporation; and (4) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the annual meeting. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.
Please vote, sign and date this proxy card and return it promptly using the enclosed postage-paid envelope.
(Continued, and to be dated and signed, on the other side.)